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                                                                    EXHIBIT 99.1


           CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED
                BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     I, Paul L. Berns, the President and Chief Executive Officer of Bone Care International, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, that (i) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /S/  PAUL  L. BERNS
                                                     ---------------------------
                                                     Paul L. Berns
                                                     May 13, 2003














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